CALAMOS INVESTMENT TRUST

Supplement dated April 30, 2021 to the
CALAMOS® FAMILY OF FUNDS Prospectus and the Statement of Additional Information,
each dated March 1, 2021, as amended April 1, 2021

The Securities and Exchange Commission has terminated the relief provided in its March 23, 2020 conditional exemptive order effective April 30, 2021. Accordingly, effective immediately, all references to Interfund Lending in the Prospectus and Statement of Additional Information are hereby deleted.

Effective immediately, the first paragraph on page 124 of the Prospectus shall be deleted and replaced with the following:

CALAMOS ADVISORS has contractually agreed to limit the annual ordinary operating expenses of the Market Neutral Income Fund, Convertible Fund, Growth Fund, and Growth and Income Fund, as a percentage of the average net assets of the particular class of shares, to 1.75% for Class A shares, 2.50% for Class C shares, and 1.50% for Class I shares. CALAMOS ADVISORS has contractually agreed to limit Market Neutral Income Fund and Growth and Income Fund’s annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.50% less each Fund’s annual sub-transfer agency ratio (the aggregate sub-transfer agency fees of the Fund’s other share classes divided by the aggregate average annual net assets of the Fund’s other share classes). For purposes of these expense limitation agreements, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. This expense limitation agreement is binding on CALAMOS ADVISORS through March 1, 2023 for each Fund. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party.

Please retain this supplement for future reference.